GENERAL CONVEYANCE



         THIS GENERAL CONVEYANCE (this "Conveyance") executed by ARCH PETROLEUM, INC., a Texas corporation, whose address is 777 Taylor Street, Suite II-A, Fort Worth, Texas 76102 (hereinafter called "Assignor"), to ODESSA EXPLORATION INCORPORATION, whose address is 191 Professional Center, 6010 Highway 191, Suite 210, Odessa, Texas 79762, (hereinafter called "Assignee"), dated effective at 7:00 a.m., Central
Daylight Time, on January 1, 1996 (said hour and day hereinafter called the "Effective Time"). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in that certain Asset Purchase Agreement dated April 18, 1996 (the "Agreement"), by and between Assignor, as "Seller", and Assignee, as "Buyer".



                                    ARTICLE I

                              Conveyance of Assets



         Assignor, for Ten and No/100 Dollars ($10.00) and other good and valuable consideration in hand paid by Assignee, the receipt and sufficiency of which consideration are hereby acknowledged and confessed, by these presents does hereby GRANT, BARGAIN, SELLER, CONVEY, ASSIGN, TRANSFER, SET OVER AND DELIVER unto Assignee, effective as of the Effective time, the following described assets and properties (except to the extent constituting "Excluded Assets" (hereinafter defined)) (collectively, the "Assets"):



                  (i) (a) The undivided interests specified in Exhibit A hereto (the "Property Schedule") in, to or under the
 Hydrocarbon Interests (hereinafter defined) specifically described in the Property Schedule, and (b) all other interests of Assignor in, to or under any Hydrocarbon Interests in, to or under or derived from any lands covered by or subject to any of the Hydrocarbon Interests described in the Property Schedule, even though such interests of the Assignor may be incorrectly described or referred to in, or a description thereof may be omitted from, the Property Schedule (collectively, the "Subject Interests");

                  (ii) All right,  title, and interest of
Assignor in and to the lands covered by or subject to the Subject Interests (the "Lands");

                  (iii) All right, title and interest of Assignor in and to or derived from the following insofar as the same are attributable to the Subject Interests: (a) all rights with respect to the use and occupancy of the surface of and the subsurface depths under the Lands; (b) all rights with respect to any pooled, communitized or unitized acreage by virtue of any Subject Interest being a part thereof; (c) all agreements and contracts, easements, rights-of-way, servitudes and other estates; (d) all real and personal property located upon the Lands and used in connection with the exploration, development or operation of the Subject Interests; and (e) the Records;

                  (iv) All right,  title and  interest of
Assignor to any claims to the extent attributable to ownership, use, construction, maintenance or operation of the Assets subsequent to the Effective Time, including, without limitation, past, present or future claims, whether or not previously asserted by Assignor;

                        (v)  Those  separate   identifiable
accounts (the "Royalty Accounts") which are expressly identified and set forth in Schedule A-1 hereto in which
Assignor or any third party  operator is holding as of      the
Effective Time monies which (a) are owing to third party owners of royalty, overriding royalty, working or other interests in respect of past production of oil, gas or other hydrocarbons attributable to the Assets or (b) may be subject to refund by royalty owners or other third parties to purchasers of past production of oil, gas or other hydrocarbons attributable to the Assets; and

                  (vi) All (a) oil, gas and other hydrocarbons
produced from or attributable  to the  Subject  Interests  with respect to all  periods subsequent to the Effective  time and
(b) proceeds from or of such oil,         gas and other
hydrocarbons.

         As used in this Conveyance, the term "Hydrocarbon Interests" shall mean (a) leases affecting, relating to or covering any oil, gas and other hydrocarbons and the leasehold
 interests and estates in the nature of         working or
operating interests under such leases, as well as overriding
royalties,   net  profits  interests,   production  payments,
carried interests,  rights of  recoupment  and  other  interests
 in,  under or         relating  to such  leases,  (b) fee
interests in oil, gas or other hydrocarbons, (c) royalty interests in oil, gas or other hydrocarbons, (d) any other interest in oil, gas or other hydrocarbons in place, (e) any economic or contractual rights, options or interests in and to any of the foregoing, including, without limitation, any farmout or farmin agreement or production payment affecting any interest or estate in oil, gas or other hydrocarbons, and (f) any and all rights and interests attributable or allocable thereto by virtue of any pooling, unitization, communitzation, production sharing or similar agreement, order or declaration.

         There is excluded from this Conveyance and the Assets and reserved unto Assignor the following described interests, rights and properties (collectively, the "Excluded Assets"):

                  (i) Copies of all Records;

                  (ii) Except to the extent  constituting the
Royalty Accounts, all deposits, cash, checks, funds and accounts receivable attributable to Assignor's interest in the
Assets with respect to any period of time         prior to the
Effective Time;

                  (iii) All (a) oil, gas and other hydrocarbons produced from or attributable to the Subject Interests with respect to all periods prior to the Effective Time, (b) oil, gas
and other hydrocarbons attributable         to the Subject
Interests  which, at the Effective Time, are in storage and  are above pipeline connections within processing plants, in pipelines or otherwise held in inventory, and (c) proceeds from or of such oil, gas and other hydrocarbons;

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



                  (iv) Such assets as Assignor elects to exclude from the Assets pursuant to the terms of the Agreement;

                  (v) All receivables and cash proceeds which were expressly taken into account and for which credit was given in the determination of Net Cash Flow pursuant to Section
3.3 of the Agreement,  as adjusted   pursuant to Section 3.4 of
the Agreement;

                  (vi) Claims of Assignor for refund of or loss carry forwards with respect to (i) Taxes attributable to any period prior to theEffective Time or (ii) any Taxes attributable to the Excluded Assets;

                  (vii)  All  corporate,  financial,  tax and
legal records of Assignor; and (viii) All rights, interests, assets and properties described in Exhibit B hereto.

         TO HAVE AND TO HOLD the Assets unto Assignee, its successors and assigns, forever; subject, however, to the matters set forth herein.

                                   ARTICLE II

                Limitation of Warranties; Permitted Encumbrances

         Section 2.1 Limitation of Warranties.

         (a) Assignor does hereby bind itself, Assignor's successors and assigns, to warrant and forever defend all and singular Defensible Title (hereinafter defined) to the Subject Interests, unto Assignee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Assignor, but not otherwise, subject, however, to the Permitted Encumbrances (hereinafter defined). As used herein, the term "Defensible Title" shall mean, respectively, as to the Subject Interest or Subject Interests related to a particular Property Subdivision, title to such Property Subdivision and the Subject Interest or Subject Interests related to such Property Subdivision, that: (i) entitles Assignor to receive not less than the applicable Net Revenue Interest or Net Revenue Interests specified for such Property Subdivision in the Property Schedule; (ii) obligates Assignor to bear the costs and expenses relating to the maintenance, development and operation of such Property Subdivision in an amount not greater than the applicable Working Interest or Working Interests specified for such Property Subdivision in the Property Schedule unless Assignor's Net Revenue Interest
therein  is   proportionately   increased;   and  (iii)  except
for   Permitted Encumbrances,  is free and clear of liens and
encumbrances. Recourse for breach of the foregoing special warranty of title shall be limited to a return of the purchase price allocated to the Subject Interest with respect to which such warranty has been breached in accordance with
Section  6.2(b) of the Agreement, without interest thereon.

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

         (b) EXCEPT FOR THE SPECIAL WARRANTY OF TITLE SET FORTH HEREIN, THE ASSETS ARE ASSIGNED TO ASSIGNEE "AS IS AND WHERE IS" AND WITH ALL FAULTS AND WITHOUT WARRANTY OR REPRESENTATION OF ANY KIND OR CHARACTER, EITHER EXPRESS OR IMPLIED. ASSIGNOR FURTHER HEREBY (I) EXPRESSLY DISCLAIMS AND NEGATES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AT COMMON LAW, BY STATUTE OR OTHERWISE, RELATING TO
(A) THE CONDITION OF THE ASSETS (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS) OR (B) ANY INFRINGEMENT BY ASSIGNOR OR ANY OF ITS AFFILIATES OF ANY PATENT OR PROPRIETARY RIGHT OF ANY THIRD PARTY; AND (II) NEGATES ANY RIGHTS OR ASSIGNEE UNDER STATUTES TO CLAIM DIMINUTION OF CONSIDERATION AND ANY CLAIMS BY ASSIGNEE FOR DAMAGES BECAUSE OF DEFECTS, WHETHER KNOWN OR UNKNOWN, IT BEING THE INTENTION OF ASSIGNOR AND ASSIGNEE THAT THE ASSETS ARE ACCEPTED BY ASSIGNEE IN THEIR PRESENT CONDITION AND STATE OF REPAIR.

         (c) To the extent transferable, Assignee shall be and is hereby subrogated to all covenants and warranties of title by parties (other than Assignor) heretofore given or made to Assignor or its predecessors in title in respect to any of the Assets.

         Section  2.2  Permitted  Encumbrances.  The  Assets
are assigned and conveyed by Assignor and accepted by Assignee expressly subject to the following (the "Permitted
Encumbrances"):

                  (a)   all   agreements,    instruments,
documents,   liens, encumbrances, and other matters which are
described in Schedule A-2;

                  (b)  any  (i)   undetermined  or  inchoate
liens or charges constituting or securing the payment of expenses which were incurred incidental to maintenance,
development, production or operation of the         Assets or
for the purpose of developing, producing or processing oil, gas or other hydrocarbons therefrom or therein and (ii) materialman's, mechanics', repairman's, employees',
contractors',  operators' or other         similar liens,
security interests or charges for liquidated amounts arising in the ordinary course of business incidental to construction, maintenance, development, production or operation of the Assets or the production or processing of oil, gas or other hydrocarbons therefrom, that are not delinquent and that will be paid in the ordinary course of business or, if delinquent, that are being contested in good faith; (c) any liens for Taxes not yet delinquent or, if delinquent, that are being contested
in good  faith in the  ordinary  course  of         business;

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

                  (d) any liens or security interest created by Law or reserved in oil, gas and/or mineral leases for royalty, bonus or rental or for compliance with the terms of the Subject
Interests;

                  (e) all Preference Rights and Transfer
Requirements;

                  (f)  any  easements,   rights-of-way,
servitudes,   permits,  licenses,  surface  leases  and other
rights with respect to surface operations to the extent such matters do not interfere in any material respect with Assignee's operation of the portion of the Assets burdened thereby;

                  (g)  any   prohibitions  or  restrictions
similar  to  those contained in Article VIII.D.  of the A.A.P.L.
 Form 610-1982 Model Form Operating  Agreement and any
contribution  obligations under provisions         similar to
Article VII.B. of said Model Form Operating Agreement;

                  (h) all agreements and obligations relating to imbalances with respect to the production, transportation or processing of gas or calls or purchase options on oil or gas production;

                  (i)  all   royalties,   overriding
royalties,   net  profits interests, carried interests,
reversionary interests and other burdens to the extent that the net cumulative effect of such burdens, as to a particular Property Subdivision, does not operate to reduce the Net Revenue Interest of Assignor in such Property
Subdivision as specified in the Property Schedule;

                  (j) all obligations by virtue of a prepayment, advance payment or similar arrangement under any contract for the sale of gas production, including by virtue of
"take-or-pay" or similar provisions,         to deliver gas
produced from or attributable to the Subject Interests after the Effective Time without then or thereafter being entitled to receive full payment therefor;

                  (k) all liens, charges, encumbrances,
contracts, agreements, instruments, obligations, defects, irregularities and other matters affecting any Asset which
individually or in the aggregate are not such         as to
interfere materially with the operation, value or use of such Asset;

                  (l) any encumbrance, title defect or other matter (whether or not constituting a Title Defect) waived or deemed waived by Assignee pursuant to Article VI of the Agreement;

                  (m) rights reserved to or vested in any
Governmental Authority to control or regulate any of the wells or units included in the Assets and all applicable laws, rules, regulations and orders of such

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



         authorities so long as the same do not decrease
Assignor's Net Revenue Interest below the Net Revenue Interest shown in the Property Schedule;

                  (n) the terms and  conditions of all contracts
and  agreements relating  to the  Subject  Interests,
including,  without  limitation, exploration  agreements,  gas
sales contracts,  processing  agreements,         farmins,
farmouts, operating agreements, and rights-of-way agreements to the extent such terms and conditions do not decrease Assignor's Net Revenue Interest below the Net Revenue Interest shown in
the Property         Schedule; and

                  (o)  conventional  rights of reassignment
requiring notice to the holders of the rights prior to surrendering or releasing a leasehold interest.

By Assignee's acceptance of this Conveyance, Assignee assumes and agrees to keep and perform the obligations of Assignor under the Permitted Encumbrances which accrue from and after the Effective Time.

                                   ARTICLE III

                                  Miscellaneous

         Section 3.1 Further Assurances. Assignor covenants and agrees to execute and deliver to Assignee all such other and additional instruments and other documents and will do all such other acts and things as may be necessary to more fully assure to Assignee or its successor or assigns all of the respective properties, rights and interests herein and hereby granted or intended so to be.

         Section 3.2 Successors and Assigns. All of the provisions hereof shall inure to the benefit of and be binding upon Assignor and Assignee and their respective successors and assigns. All references herein to either Assignor or Assignee shall include their respective successors and assigns.

         Section 3.3 Counterparts. This Assignment is being executed in several original counterparts, all of which are identical, except that, to facilitate recordations, there are omitted from certain counterparts those property descriptions in the Property Schedule which contain descriptions of property located in recording jurisdictions other than the jurisdiction in which the particular counterpart is to be recorded. Each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts shall constitute but one and the same assignment.

         IN WITNESS WHEREOF, the Assignor and Assignee have caused this Conveyance to be executed on the date of their respective acknowledgments set forth below, to be effective, however, as of the Effective Time.



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



ASSIGNOR:



ARCH PETROLEUM, INC.



By: _____________________________________


Larry Kalas, President



ASSIGNEE:



ODESSA EXPLORATION INCORPORATED



By: _____________________________________


D. Kirk Edwards, President



STATE OF TEXAS                      )
        ) COUNTY OF HARRIS                    )



        This instrument was acknowledged before me on April ___, 1996, by Larry Kalas, President of ARCH PETROLEUM, INC., a Texas corporation, on behalf of said corporation.



 -----------------------------------------


Notary Public in and for the State of Texas


My Commission Expires: ___________________

 STATE OF TEXAS                      )
         ) COUNTY OF HARRIS                    )



        This  instrument was  acknowledged  before me on April
___, 1996, by D. Kirk  Edwards,   President  of  ODESSA
EXPLORATION  INCORPORATED,   a  Delaware corporation, on behalf
of said corporation.



- -----------------------------------------


Notary Public in and for the State of Texas


My Commission Expires: ____________________



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